AMENDMENT

TO

PURCHASE AND CONTRIBUTION AGREEMENT

AMENDMENT TO PURCHASE AND CONTRIBUTION AGREEMENT (this “Amendment”) dated as of June 30, 2005, between Ferro Corporation, an Ohio corporation, and Ferro Electronic Materials, Inc., a Delaware corporation (collectively, the “Sellers”) and Ferro Finance Corporation, an Ohio corporation (the “Purchaser”).

PRELIMINARY STATEMENTS.

(A) The Sellers and the Purchaser entered into a Purchase and Contribution Agreement dated as of September 28, 2000, as heretofore amended (the “PCA”). Capitalized terms not defined herein are used as defined in the PCA.

(B) The parties hereto desire to amend certain provisions of the PCA.

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Amendments to PCA. Upon effectiveness of this Amendment, as provided in Section 2 below, the PCA is hereby amended as follows:

(a) The following new definition is added to Section 1.01, in proper alphabetical order:

“Approved OECD Country” means each of the countries listed on Exhibit E-1 hereto, as such Exhibit may be amended from time to time upon request of Ferro Corporation, with the prior written approval of the Purchaser and the Agent. Additionally, if the Agent removes any country from the Schedule of Approved OECD Countries attached to the Sale Agreement, such country will cease to be an Approved OECD Country hereunder and the Purchaser will immediately notify Ferro Corporation thereof.

(b) Clause (i) of the definition of “Eligible Receivable” in Section 1.01 is amended in its entirety to read as follows:

(i) the Obligor of which is a resident of the United States (including, without limitation, Puerto Rico), Canada, an Approved OECD Country or an Other Approved Jurisdiction, provided that (A) the aggregate Outstanding Balance of all Eligible Receivables having Obligors which are residents of an Approved OECD Country or an Other Approved Jurisdiction may not exceed 20% of the then outstanding Capital under the Sale Agreement, (B) the aggregate Outstanding Balance of all Eligible Receivables having Obligors which are residents of an Other Approved Jurisdiction may not exceed 10% of the then outstanding Capital under the Sale Agreement and (C) with respect to each country which is an Other Approved Jurisdiction, the aggregate Outstanding Balance of all Eligible Receivables having Obligors which are residents of such country may not exceed (1) 5% of the then outstanding Capital under the Sale Agreement, at any time that the sovereign long-term debt rating of such country is at least A by S&P and at least A2 by Moody’s, and (2) 3.3% of the then outstanding Capital under the Sale Agreement, at any time that the sovereign long-term debt rating of such country is not at least A by S&P and at least A2 by Moody’s;

(c) The definition of “Facility Termination Date” in Section 1.01 is amended by replacing the date “September 30, 2005” therein with the phrase “the ‘Facility Termination Date’ (as such term is defined in the Sale Agreement).”

(d) The definition of “Other Approved Jurisdiction” in Section 1.01 is amended in its entirety to read as follows:

“Other Approved Jurisdiction” means each of the countries listed on Exhibit E-2 hereto, as such Exhibit may be amended from time to time upon request of Ferro Corporation, with prior written approval of the Purchaser and the Agent; provided, however, that at any time that the sovereign long-term debt rating of any country listed on such Exhibit falls below A- by S&P or below A3 by Moody’s, such country will cease to be an Other Approved Jurisdiction. Additionally, if the Agent at any time removes any country from the Schedule of Other Approved Jurisdictions attached to the Sale Agreement, such country will cease to be an Other Approved Jurisdiction hereunder and the Purchaser will immediately notify Ferro Corporation thereof.

(e) Exhibit E-1 and Exhibit E-2 to this Amendment are added to the PCA as Exhibit E-1 and Exhibit E-2, respectively.

SECTION 2. Effectiveness. This Amendment shall become effective at such time that executed counterparts of this Amendment and the Confirmation of Undertaking Agreement attached hereto have been delivered by each party hereto to the other parties hereto and Citicorp North America, Inc., as Agent, has executed and delivered the consent on the signature page hereto.

SECTION 3. Representations and Warranties. Each Seller makes, as to itself, each of the representations and warranties contained in Section 4.01 of the PCA (after giving effect to this Amendment), and for the purpose of making such representations and warranties, each reference in Section 4.01 of the PCA to “the Agreement” shall include this Amendment. On the date of the delivery of Ferro Corporation’s financial information for the quarter ending June 30, 2004 referred to in Section 4(b) of the Amendment dated as of the date hereof to the Sale Agreement, Ferro Corporation shall be deemed to make the representations and warranties contained in Section 4.01(f) of the PCA, and for the purpose of making such representations and warranties, (i) the references in Section 4.01(f) to Ferro Corporation’s balance sheets and related financial statements shall be deemed to refer to Ferro Corporation’s balance sheets and related financial statements for the quarter ended June 30, 2004 and (ii) the bring-down on no material adverse change in Section 4.01(f) shall run from June 30, 2004.

SECTION 4. Waiver of Certain Receivables Reporting Requirements. On June 2, 2005, S&P downgraded the long term public senior unsecured non-credit enhanced debt securities of Ferro Corporation to BB, resulting in the occurrence of a BB Downgrade Event. Notwithstanding the occurrence of such BB Downgrade Event, the Purchaser agrees that so long as no other unwaived Event of Termination or Incipient Event of Termination exists, the Collection Agent shall not be required to prepare Daily Reports (as provided in Section 6.02(b) of the Agreement) and shall instead continue to prepare Weekly Reports.

SECTION 5. Confirmation of PCA. Each reference in the PCA to “this Agreement” or “the Agreement” shall mean the PCA as amended by this Amendment, and as hereafter amended or restated. Except as herein expressly amended, the PCA is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF).

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IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be duly executed by their authorized officers thereunto duly authorized, as of the date first above written.

SELLER:	FERRO CORPORATION By:/s/ Thomas M. Gannon

Name: Thomas M. Gannon Title: Vice President & Chief Financial Officer

SELLER:	FERRO ELECTRONIC MATERIALS, INC. By:/s/ James C. Bays

Name: James C. Bays Title: Secretary

PURCHASER:	FERRO FINANCE CORPORATION By:/s/ Thomas M. Gannon

Name: Thomas M. Gannon Title: President

Pursuant to Section 5.01(m) of the Sale Agreement,

Citicorp North America, Inc., as Agent under the

Sale Agreement, consents to the foregoing

Amendment to Purchase and Contribution

Agreement.

CITICORP NORTH AMERICA, INC., as Agent

By:/s/ Junette M. Earl

Name: Title:	Junette M. Earl Vice President

Exhibit E-1

Approved OECD Countries

1. United Kingdom
2. Germany
3. Netherlands
4. Ireland
5. Belgium
6. France
7. Italy
8. Australia
9. Japan
10. Austria
11. Switzerland
12. Sweden
13. Spain
14. New Zealand
15. Norway
16. Denmark

Exhibit E-2

Other Approved Jurisdictions

1. South Korea
2. Mexico
3. Hungary
4. Czech Republic
5. Taiwan
6. Israel
7. Hong Kong
8. Singapore
9. Malaysia
10. Slovenia

CONFIRMATION OF UNDERTAKING AGREEMENT

June 30, 2005

The undersigned, as undertaking party under the Undertaking Agreement, dated September 28, 2000 (the “Undertaking Agreement”), in favor of Ferro Finance Corporation, hereby consents to the foregoing Amendment to Purchase and Contribution Agreement dated as of June 30, 2005 (the “Amendment Agreement”) to the Purchase and Contribution Agreement dated as of September 28, 2000, and hereby confirms and agrees that, notwithstanding the effectiveness of such Amendment Agreement, the Undertaking Agreement heretofore executed and delivered by it is, and shall continue to be, in full force and effect and shall apply to the Purchase and Contribution Agreement, as heretofore amended, including as amended by the Amendment Agreement, and the Undertaking Agreement is hereby ratified and confirmed.

FERRO CORPORATION

By:/s/ Thomas M. Gannon

Name: Title:	Thomas M. Gannon Vice President & Chief Financial Officer